Exhibit 10(z)(1)

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") is entered into as of March 30, 2001 by and among NCT Group, Inc., a Delaware corporation having its principal place of business at 20 Ketchum Street, Westport, Connecticut 06880, USA (the "Company"), and NXT plc, a public company registered in England and Wales under company number 514718 (the "Holder").

                                    RECITALS

The execution and delivery of this Agreement is a condition to the Holder's obligation under the Framework Agreement to be entered into as of the date hereof between the Company, the Holder, New Transducers Limited and NCT Audio Products, Inc. (the "Framework Agreement").

Accordingly, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Approved Underwriter" shall have the meaning set forth in Section 2.

     "Blackout Period" shall have the meaning set forth in Section 4.

     "Common Stock" shall mean the common stock, par value $0.01, of the Company.

     "Completion Date" shall mean the Completion Date as defined in the I Framework Agreement.

     "Damages" shall have the meaning set forth in Section 8.

     "Demand Registration" shall have the meaning set forth in Section 2.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

     "Registration" shall have the meaning set forth in Section 2.

     "register," "registered" and "registration" shall mean and refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     "Registrable Securities" shall mean all or any portion of the Common Stock issued to the Holder under the Framework Agreement or subsequently transferred to a permitted transferred under Section 14 hereof.

     "Registration Expenses" shall have the meaning set forth in Section 7.

     "Registration Statement" shall mean any registration statement of the Company in compliance with the Securities Act that cover the Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, all amendments and supplements to such Registration Statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Required Registration" shall have the meaning set out in Section 2.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Underwritten   registration"  or  "underwritten  offering"  shall  mean  a registration in which securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

2.   Required Registration

     (a) Initial Registration Obligation. As soon as reasonably practicable following the Completion Date, the Company shall file a Registration Statement with the SEC, and use all reasonable commercial efforts to cause such Registration Statement to be declared effective under the Securities Act, covering the sale of the Registrable Securities held by the Holder (the "Required Registration"). It is the intent of the parties that the Registration Statement be declared effective not later than July 31, 2001. If the Required Registration has not become effective on or before July 31, 2001, the Company shall continue to use its reasonable commercial efforts to ensure that the Required Registration becomes effective, but may thereafter cease using its reasonable commercial efforts to have the Required Registration declared effective if it becomes reasonably apparent that the prevailing circumstances make it highly unlikely that the Required Registration will become effective within the next 6 months.

     (b) Demand Registration. In the event that, pursuant to Section 2(a) above, the Company ceases to pursue the Required Registration, the Holder shall, beginning 90 days following the date on which such pursuit is ceased, have the right to request in writing that the Company register all Registrable Securities then held by the Holder (a "Demand Registration").

     (c) Effective Registration. A registration shall not constitute the Required Registration or a Demand Registration (a "Registration") until the applicable Registration Statement has become effective and remains continuously effective for the lesser of; (i) the period during which all Registrable Securities registered thereunder are sold; and (ii) one year (not including those days covered by any Blackout Period); provided, however, that a registration shall not constitute a Registration if: (x) after such registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Holder and such interference is not thereafter eliminated; or
          (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with a Demand Registration are not satisfied or waived, other than by reason of a failure by the Holder.

     (d) Underwriting Procedures. If the Holder so elects, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter(s) selected for such offering shall be the Approved Underwriter selected in accordance v, with Section 2(f). With respect to any firm commitment underwritten offering, the Company shall enter into a reasonable and customary underwriting agreement with the Approved Underwriter. If the Approved Underwriter advises the Company or the Holder in writing that, in its opinion, the aggregate amount of stock requested to be included in such offering is sufficiently large so as to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of stock that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall allocate the amount of the stock to be included in such registration as follows; (i) first, the Holder shall be allowed to include all of the Registrable Securities it then holds and (ii) second, the Company and any other stockholder exercising piggyback registration rights shall be allowed to include such amount of Common Stock as the Approved Underwriter deems appropriate subject to any priorities agreed to by the Company and such other stockholders. If, as a result of the cutback provisions above, the Holder is not permitted to sell all of the Registrable Securities it then holds, the Holder may terminate the registration and such registration shall not constitute a Registration.

     (e) Selection of Underwriters. If the election to make the registration a firm commitment underwritten offering under Section 2(e), regarding Demand Registrations is made, the Holder shall select and obtain one or more investment banking firms of national reputation to act as the managing underwriters of the offering (collectively, the "Approved Underwriter"); provided, however, that the Company shall have the right to consent to the Approved Underwriter, which consent shall not be unreasonably withheld.

     (f) Holder's Right of Withdrawal. The Holder shall have the right to withdraw, its Registrable Securities from the Registration Statement in connection with a Demand Registration at any time prior to the effective date thereof.

3. Incidental Registration. If the Company shall determine to register any Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, for its own account or for the account of any stockholder (other than a registration on Forms S-4 or S-8, or any replacement or successor form thereof), the Holder shall be entitled to include Registrable Securities then held by it in such registration (and related underwritten offering, if any) (each, an "Incidental Registration") on the following terms and conditions:

     (a) The Company shall give written notice to the Holder of the pending registration at least twenty (20) days prior to the filing of the Registration Statement and offer it an opportunity to participate. The Holder shall have the right to request, by written notice given to the Company within ten (10) days of its receipt of notice of the pending Incidental Registration, that all but not less than all of the Registrable Securities then held by the I-folder be included in such Registration Statement;

     (b) If the proposed registration relates to an underwritten offering, the notice of the Company provided under Section 3(a) shall specify the name of the managing underwriter or underwriters for such offering and the number of securities to be registered for the account of the Company and for the account of any other stockholder of the Company;

     (c) If the proposed registration relates to an underwritten offering, the Holder must: (i) sell its Registrable Securities on the basis provided in the underwriting arrangements approved by the Company; and (ii) complete and execute all questionnaires, powers of attorney, indemnities (but only to the extent such indemnities relate specifically to information supplied by Holder), hold-back agreements, underwriting agreements and other documents on the same basis as other similarly situated selling stockholders (or, if there are no other selling stockholders, as would be customary in a transaction of this type) required under the terms of such underwriting arrangements or by the SEC;

     (d) If the managing underwriter for the underwritten offering under the proposed registration to be made by the Company advises the Company or the Holder in writing that, in its opinion, the aggregate amount of stock requested to be included in such offering is sufficiently large so as to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of stock that in the opinion of the managing underwriter may be sold without any such material adverse effect and shall allocate the amount of the stock to be included in such registration as follows: (i) first, the Company (if such registration was initiated thereby) or the selling stockholders exercising demand registration rights, as the case may be, shall be permitted to include all of the stock to be registered thereby; (ii) second, the Holder shall be permitted to include all of the Registrable Securities then held by it; and (iii) third, any other selling stockholder and, in the case that the Company did not initiate the registration, the Company shall be allowed to include such amount of stock as the managing underwriter deems appropriate, subject to any priorities agreed to by the Company and such other stockholders. If as a result of the cutback provisions above, the Holder is not permitted to sell all of the Registrable Securities it then holds, the Holder shall be entitled to continue to use its rights under Section 2 and Section 3 to register the remainder of such Registrable Securities; and

     (e) The Holder shall have the right to withdraw its Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering, it may do so after the initial filing thereof only during the time period and on terms deemed appropriate by the managing underwriters for such underwritten offering.

4.   Blackout Periods.

     (a) Following July 31, 2001, upon written notice from the Company to the Holder that the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of any Registration Statement or the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of material non-public information, the disclosure of which would have a material adverse effect on the Company, the Company may,
          (v) if the Registration Statement has not yet been filed, delay such filing, (y) if the Registration Statement has been filed but has not yet become effective, cease taking steps to cause the Registration Statement to become effective, and (z) if the Registration Statement has already become effective, suspend the sale of Registrable Securities pursuant to such Registration Statement until the earliest of;

          (i) the date upon which such material information is disclosed to the public or ceases to be material; and

          (ii) such time as the Company notifies the Holder that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective or allow sales pursuant to such Registration Statement to resume.

(The period during which the Company delays the filing of the Registration Statement, ceases taking steps to cause the Registration Statement to become effective or suspends sales of Registrable Securities is hereinafter called a "Blackout Period".)

     (b) Any delivery by the Company of notice of a Blackout Period prior to the effectiveness of any Demand Registration effected pursuant to
          Section 2 hereof shall give the Holder the right, by written notice to the Company within twenty (20) Business Days after the commencement of such Blackout Period, to cancel such registration and such registration, if initiated pursuant to Section 2, shall not count as a Registration.

     (c) Notwithstanding contrary provisions in this Section 4, the Company shall limit its use of Blackout Periods, in their aggregate, to ninety
          (90) days in any twelve (12) month period.

5. Restrictions on Public Sale by Holder of its Registrable Securities. If the Holder's Registrable Securities are included (in whole or in part) in a Registration Statement filed by the Company under Sections 2 and Section 3 for sale in an underwritten offering, the Holder agrees, if requested by the managing underwriter(s) of such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, dispose of or effect any public sale or distribution of securities of the same class as (or securities exchangeable for or convertible into securities of the same class as) the Holder's Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the five (5) day period prior to, and during the ninety (90) day period (one hundred eighty (180) day period in cases of an initial public offering or a much shorter period if requested by the managing underwriter(s) with respect to any other stockholders of the Company selling shares in the offering) beginning on the closing date of such underwritten offering, to the extent that the Holder is timely notified in writing by the Company or the managing underwriter(s).

6. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2 and Section 3 hereof, the Company will use all commercially reasonable efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such Registration Statement to become effective, provided that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Holder and its counsel, copies of all such documents proposed to be filed with the SEC (a "Filing "), at least five (5) days prior thereto, and the Company will not file any such Filing to which the Holder reasonably objects within such five (5) day period, provided, further that the Company will not name or otherwise provide any information with respect to the Holder in any Registration Statement or Prospectus without the express written consent of the Holder, unless required to do so by the Securities Act and the rules and regulations thereunder, provided however, that the rights of the Holder to comment on and require amendments to a Filing shall be limited to (i) comments or amendments with respect to the portions of such Filing which reference the Holder, the Agreement, the Framework Agreement, or any other written agreement between the Holder and the Company, or (ii) circumstances where in the reasonable belief of the Holder, the Filing without such amendment would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such prospectus is or is to be used, not misleading;

     (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Securities covered by such Registration Statement until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holder set forth in such registration statement or the expiration of one year (not including those days covered by any Blackout Period) after such registration statement becomes effective;

     (c) promptly notify the Holder: (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the secretary of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by the Framework Agreement cease to be true and correct when made; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (vi) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference, so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; at which point, the Holder agrees that, upon receipt of any notice from the Company of the happening of such event, the Holder will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until the Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(i) below, or until it is advised in writing by the Company that the use of the Prospectus may be resumed;

     (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicably possible;

     (e) furnish to the Holder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents filed therewith, incorporated therein by reference and all exhibits thereto (including those incorporated by reference);


     (f) deliver to the Holder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as the Holder may reasonably request, all in full conformity with the Securities Act; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holder in connection with the offer and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

     (g) register or qualify or cooperate with the Holder in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Holder reasonably requests; use its best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to the terms of this Agreement; and take any steps necessary or advisable to enable the disposition of such Registrable Securities in all such jurisdictions reasonably requested by the Holder, provided that under no circumstances shall the Company be required in connection therewith or as a condition thereof to qualify to do business or to tile a general consent to service of process in any such jurisdictions;

     (h) cooperate with the Holder and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, free of any and all restrictive legends, such certificates to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Holder may request;

     (i) upon the occurrence of any event contemplated by Section 6(c)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (j) make e generally available to the Holder the Company's outstanding securities earnings statements, sufficient to satisfy the provisions of Section 11(a) of the Securities Act, no later than sixty (60) days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve
          (12) month period;

     (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each Registration Statement from and after a date not later than the effective date of such Registration Statement;

     (l) use all commercially reasonable efforts to cause all Registrable Securities covered by each Registration Statement to be listed, subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Common Stock issued by the Company is then listed, and admitted to trading, including the Nasdaq Stock Market, if the Common Stock is then admitted to trading on the Nasdaq Stock Market;

     (m) enter into such agreements (including underwriting agreements in customary form containing, among other things, reasonable and customary indemnities) and take such other actions as the Holder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

     (n) furnish, at the request of the Holder, on the date that the Registrable Securities are delivered to an underwriter for sale in connection with an underwritten registration, or, in connection with any other registration, on the date that the registration statement with respect to such registration becomes effective: (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder; and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter(s), if any, and to the Holder, subject to the Holder providing information reasonably requested by such independent certified public accountants to comply with the rules governing delivery of such letters.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 with respect to the Registrable Securities of the Holder that the Holder shall furnish them to the Company such information regarding itself and the Registrable Securities held by it as shall be required by the Securities Act to effect the registration of the Holder's Registrable Securities.

7. Registration Expenses. All expenses incident to any registration to be effected hereunder (whether or not the Registration Statement is filed or declared effective) and incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, printing expenses, messenger and delivery expenses, National Association of Securities Dealers, Inc., stock exchange and qualification fees, fees and disbursements of the Company's counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Company will also pay its internal expenses, the expenses of any annual audit and the fees and expenses of any person retained by the Company. Except in the case of an Incidental Registration, the Holder will bear all expenses of underwriters and selling brokers relating to the Registrable Securities (including discounts, commissions or fees of such underwriters or brokers), dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities. In the case of an Incidental Registration, the Holder shall only be liable for any discounts, commissions or fees of any underwriters or brokers relating to the Registrable Securities. The Holder will also bear the Holder's own internal expenses.

8.   Indemnification

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder, its officers, directors, partners and employees and any person who controls the Holder (within the meaning of Section 15 of the Securities Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) (collectively, "Damages") to which the Holder may become subject under the Securities Act, the Exchange Act or other federal or state securities law or regulation, at common law or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and
          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities or "blue sky" laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto; provided that the Company will not be liable to the Holder to the extent that such Damages arise from or are based upon any untrue statement or omission (x) based upon written information furnished to the Company by the Holder expressly for the inclusion in such Registration Statement, (y) made in any preliminary prospectus if the Holder failed to deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by the Holder to the claim underlying such Damages and such Prospectus would have corrected such untrue statement or omission and (z) made in any Prospectus if such untrue statement or omission was corrected in an amendment or supplement to such Prospectus and the Holder failed to deliver such amendment or supplement prior to or concurrently with the sale of Registrable Securities to the party asserting the claim underlying such Damages.

     (b) Indemnification by the Holder. The Holder, as to its own statements or omissions only, agrees to indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each person who controls the Company (within the meaning of Section 15 of the Securities Act) under the same circumstances as the foregoing indemnity from the Company to the Holder to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information relating to the Holder furnished in writing to the Company by such party expressly for use therein, provided that in no event shall the aggregate liability of the Holder exceed the amount of the net proceeds received by such party upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company and the Holder shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

     (c) Procedure for Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory 1o the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless: (A) the indemnifying party has agreed to pay such fees or expenses; (8) the indemnifying party shall have failed to assume the defense of such claim and employs counsel reasonably satisfactory to such person; or (C) in the reasonable judgment of such person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made v without its consent, so long as such consent is not unreasonably withheld. No indemnified party will be required to consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim. As used in this Section 8(c), the terms "indemnifying party," "indemnified party" and other terms of similar import are intended to include only the Company (and its officers, directors and control persons as set forth above) on the one hand, and the Holder (and its respective officers, directors, partners, employees, attorneys and control persons as set forth above) on the other hand, as applicable.

     (d) Contribution. If for any reason the foregoing indemnities are unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses: (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Holder shall not be required to contribute any amount in excess of the amount the Holder would have been required to pay to an indemnified party if the indemnity under Section 8(b) hereof was available. No person found liable for making a fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was found liable for making such fraudulent misrepresentation.

     (e) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 8 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

     (f) Survival. These indemnity and contribution provisions shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder, its officers, directors, partners, attorneys, agents or any person, if any, who controls the Holder as aforesaid, and shall survive the transfer of such Registrable Securities by the Holder.

9.   Preparation   and  Reasonable   Investigation.   In  connection   with  the
     preparation and filing of a Registration Statement pursuant to the terms of this Agreement:

     (a) the Company shall, with respect to a Registration Statement filed by the Company, give the Holder and its counsel and accountants the opportunity to participate in the preparation of such Registration Statement (other than reports and proxy statements incorporated therein by reference and lawfully and properly filed with the SEC) and each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto; and

     (b) the Company shall give the Holder and its counsel and accountants reasonable access to its books and records and opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holder, to conduct a reasonable investigation within the meaning of Section 11(b)(3) of the Securities Act. 10. Rule 144. At all times during which the Company is subject to the periodic reporting requirements of the Exchange Act, the Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Holder may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) and Rule 144A under the Securities Act), all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by: (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time; (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time; or (c) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement verifying that it has complied with such information requirements.

11. No Inconsistent Agreements. The Company will not, without the consent of the Holder (which consent may be withheld, in its sole discretion), enter into any agreement offering to a third party piggyback registration rights, which in a situation where the cutback provisions set out in Section 2 hereof applied, could adversely affect the ability of the Holder to sell its Registrable Securities.

12. Specific Performance. The Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

13. Notices. All notices required or permitted under the terms of this Agreement shall be delivered in the manner called for in the Framework Agreement.

14. Assignment The Holder may not assign its rights under this Agreement except to any wholly-owned subsidiary of the Holder, provided in such case that such transferee has executed this Agreement and agreed to be bound by the terms hereof (it being understood, however, that the Holder shall retain all of the rights hereunder with respect to all Registrable Securities not so transferred thereby). The transferor shall, within twenty (20) days after such transfer, furnish the Company with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned.

15. Successors and Assigns. This Agreement shall inure to the benefit of the successors and permitted assigns of the Holder, such that the rights under this Agreement shall inure to the benefit of and be binding upon such subsequent holders of the Registrable Securities without the need for an express assignment. This Agreement shall inure to the benefit of and be binding upon (i) the Company and any corporation resulting from any merger or consolidation of the Company with or into such corporation (in which the Company is not the surviving corporation) or any corporation whose securities are issued in exchange for Common Stock and (ii) the Holder and any corporation resulting from any merger or consolidation of the Holder with or into such corporation (in which the Holder is not the surviving corporation) or any corporation whose securities are issued in exchange or common stock of the Holder.

16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

17. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede any prior understandings, agreements or representations, written or oral, by or among the parties hereto.

18. Counterparts This Agreement may be executed in any number of counterparts, each of which shall be original, and all of which together shall constitute one instrument.

19. Amendment. Any provision of this Agreement may be amended, waived or modified only by a writing signed by the Company and the Holder at such time.

20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby consent to the sole and exclusive jurisdiction of any federal or state court in the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


NCT GROUP, INC.
/s/MICHAEL J. PARRELLA
By: Michael J. Parrella
Its: CEO



NXT PLC
/s/PETER THOMS
By: Peter Thoms
Its: Director